Exhibit 99.1

ECDautodesign.com


E.C.D.
AUTOMOTIVE DESIGN
DEFENDER
Nasdaq
ECDA
INVESTOR PRESENTATION
OCTOBER 2024

DISCLAIMER

This presentation includes forward-looking statements. All statements other than statements of historical facts contained in these materials or elsewhere, including statements regarding the Company's future financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. Forward-looking statements use words like "believe," "plan," "expect," "intend," "will," "would," "anticipate," "estimate," and similar words or expressions in discussions of the Company's future operations, financial performance or the Company's strategies. These statements are based on current expectations or objectives that are inherently uncertain. In light of these uncertainties, and the assumptions underlying the expectations and other forward-looking statements expressed, the forward-looking events and circumstances discussed in the accompanying materials may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

The Company's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, those factors described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the Company's expectations regarding changes in regulatory requirements; the Company's ability to interoperate with the electronic health record systems of its customers; the Company's reliance on vendors; the Company's ability to attract and retain key personnel; the competition to attract and retain remote documentation specialists; anticipated trends, growth rates, and challenges in the Company's business and in the markets in which the Company operates; the Company's ability to further penetrate its existing customer base; the Company's ability to protect and enforce its intellectual property protection and the scope and duration of such protection; developments and projections relating to the Company's competitors and the Company's industry, including competing dictation software providers, third-party, non-real time medical note generators and real time medical note documentation services; the impact of current and future laws and regulations; and the impact of the COVID-19 crisis on the Company's business, results of operations and future growth prospects. Past performance is not necessarily indicative of future results. The forward-looking statements included in this presentation represent the Company's views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company's views to change. The Company undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation.

This presentation includes information related to market opportunity as well as cost and other estimates obtained from internal analyses and external sources. The internal analyses are based upon management's understanding of market and industry conditions and have not been verified by independent sources. Similarly, the externally sourced information has been obtained from sources the Company believes to be reliable, but the accuracy and completeness of such information cannot be assured. Neither the company, nor any of its respective officers, directors, managers, employees, agents, or representatives, undertake to update any of such information or provide additional information as a result of new information or future events or developments.

THE CLASSIC CAR
- ECOSYSTEM TAM

The Classic Car Owner Desires a One Stop White Glove, Trusted & All-Encompassing Automotive Partner Through The Duration Of Ownership


Manufacturing
Lifestyle
Market Channels
TAM
$15B PA
Financial Services
Supply Chain

BUSINESS OVERVIEW



IT ALL STARTED
OVER A BEER


IT ALL BEGAN
WITH
Corona
A BEER
NASDAQ - ECDA

A DECADE OF OUTSTANDING GROWTH DUE TO EXCEPTIONAL CAPITAL ALLOCATION

A robust proven business model with a decade of aggressive growth performance

>$100M	17%	19%	30%	+600 Builds
Lifetime Revenue	Revenue CAGR 2018 - 2023	Pricing CAGR	Industry Leading Gross Profit	Design For Execution

All driven with an initial $150k investment a decade ago with zero outside capital or credit terms

KEY FINANCIAL HIGHLIGHTS
HISTORICAL REVENUE AND MARGINS

Revenue ($M)


30% CAGR
$6.8
$9.4
$9.6
$11.5
$12.3
$15.1
$33.0
2018
2019
2020
2021
2022
2023
2024[1]

Gross Margin ($M and %)


Four Key Elements Driving GM Expansion: Volume, Price, Mix, Overhead Absorption
$2.0
$2.2
$2.8
$2.6
$1.7
$4.2
$10.4
2018
2019
2020
2021
2022
2023
2024[1]
Margin: 30.0% 23.7% 29.1% 22.2% 14.0% 28.0% 32.0%

E.C.D. Nasdaq: ECDA

(1) Preliminary 2024 revenue outlook as provided on May 2024

ORGANIC PATH TO $75M REVENUE
& 30%+ GROSS MARGINS

NORTH LINE - SUV

North Production Line Overview

- # Units PA: 64 - $25m
- Avg selling price Inc. Upgrades: $390k

SOUTH LINE - AMC

South Production Line Overview

- # Units PA: 70 - $23m
- Avg selling price Inc. Upgrades: $325k

EAST LINE - BTS/Overflow

East Production Line Overview

- # Units PA: 65 - $24m
- Avg selling price Inc. Upgrades: $375k



Equity Capitalization Table	Shares
ECD Founders	24,000,000
Outside Shareholders	11,500,000
Total	35,500,000
*Shares Subject to Lock-Up; 82% of the Float	27,650,000

Debt Instruments	Amount
Convertible Note Due December 2026, priced at prime + 5%	$16,900,000

E.C.D. Nasdaq: ECDA

M&A / LICENSING
ACTIVITY TO DATE

Brand New Muscle Car Acquisition

- Meaningfully expands the total addressable market of ECD
- Unit economics on par with the current ECD product portfolio - Other AMC products will be added over time
- On track to deliver product in the second half of 2024



Black Dog Traders Licensing Agreement

- Licensing Agreement to produce branded Toyota FJ SUVs
- Further expands total addressable market
- Ability to increase margins at a luxury price point



Blackbridge Motors Licensing Agreement

- Increase factory utilization and enhance its industry-leading margins at a luxury price point
- Increases market penetration in a capital-efficient manner
- Access to Blackbridge's IP, branding and top-of-funnel marketing support in exchange for a fee and royalty per vehicle sale



ECD NEW SALES CHANNEL
- RETAIL

Disrupt the car dealer model by acting like Rolex.©

- Focus is new orders & available now sales
- Touch, feel, design & drive
- Design centric focus
- Vehicles become the hero & the focus
- Design & test drives would be core immersive experiences
- Ritz Carlton white glove service



E.C.D.
RE-IMAGINED AUTOMOTIVE DESIGN
ROLEX

ECD CUSTOMER AND COMPETITOR LOCATIONS

600 ECD Customers

43 Ferrari Dealerships

41 Lamborghini Dealerships


Ecd Customers
Ferrari + Lamborghini Dealerships

SALES SCENARIOS FROM VISITS

NEW INVENTORY	NEW CUSTOM BUILD	USED INVENTORY
Buy Available New Inventory	**Order New Custom Build**	**Buy used Inventory**
· Enhance Cash flow	· Drive backlog	· Net margin gain


CREATE IT, BUILD IT, LIVE IT.
THANK
YOU
E.C.D. Auto Design
Scott Wallace, Chairman and CEO
Email: investorrelations@ecdautodesign.com
Tel: 407-483-4825
MZ Group
Brian M. Prenoveau, CFA
Email: ecda@mzgroup.us
Tel: 561-489-5315


DEFENDER

ECDautodesign.com